UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2025
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)

________________________________________________________________________________________________
(Former name or former address, if changed since last report)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 17, 2025, Universal Electronics Inc. (the "Company") entered into an Eleventh Amendment to the Second Amended and Restated Credit Agreement (the "Eleventh Amendment") with the lenders from time to time parties thereto and U.S. Bank National Association, as administrative agent. This Eleventh Amendment amends that certain Second Amended and Restated Credit Agreement dated as of October 27, 2017 (as amended, the "Credit Agreement"), and allows for, among other things: (i) an extension of the term of the Credit Agreement through September 30, 2027; (ii) a reduction in the aggregate credit limit to $60,000,000; and (iii) certain changes to the consolidated fixed charge coverage ratio financial covenant and the definition of Consolidated EBITDA. All other provisions of the Credit Agreement remain substantially the same.

The foregoing description of the Eleventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Eleventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description
10.1	Eleventh Amendment to Second Amended and Restated Credit Agreement signed November 17, 2025 (filed herewith)

104	Cover Page to this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: November 20, 2025	By:	/s/ Sui Man Ho
Sui Man Ho
Interim Chief Financial Officer (Principal Financial Officer)

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